SUPPLEMENT TO THE PROSPECTUS

Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Funds, Inc. Core Investment Fund
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.

The following information supplements the disclosure entitled Sales Charge Reductions and Waivers:

Waivers for Certain Investors

Class A shares may be purchased at NAV by:

 . Until December 31, 2001, clients of Legend Equities Corporation (Legend) if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or W&R Funds and the purchase is made within 60 days of such redemption.

 . Certain clients investing through a qualified fee-based program offered by a third party that has made arrangements to sell shares of Waddell & Reed Advisors Retirement Shares, Inc.


The CDSC will not apply in the following circumstances:

 . for Class C shares of Waddell & Reed Advisors Retirement Shares, Inc., redemptions made by shareholders that have purchased shares of this Fund through certain group plans that have selling agreements with Waddell & Reed and that are administered by a third party and/or for which brokers not affiliated with Waddell & Reed provide administrative or recordkeeping services.


To be attached to the cover page of the Prospectus for:

          Waddell & Reed Advisors Funds
            Equity, Growth & Income and Asset Allocation Funds
          Dated December 15, 2000

This supplement is dated March 30, 2001                     NUS 2300A

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

Waddell & Reed Advisors Retirement Shares, Inc.

The following information supplements the disclosure entitled
Net Asset Value of Class A Shares:

     Until December 31, 2001, Class A shares may also be purchased at NAV by persons who are clients of Legend if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or W&R Funds, Inc. and the purchase is made within 60 days of such redemption.

     Purchases of Class A shares by certain clients investing through a qualified fee-based program offered by a third party that has made arrangements to sell shares of Waddell & Reed Advisors Retirement Shares, Inc., may be made at NAV.


To be attached to the cover page of the Statement of Additional Information for:

Waddell & Reed Advisors Retirement Shares, Inc. dated December 15, 2000

This supplement is dated March 30, 2001.